Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Significant Accounting Policies
Principles of Consolidation

Principles of consolidation - The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. All material intercompany balances and transactions have been eliminated.

The Company continually evaluates its investments to determine if they represent variable interests in a VIE. If the Company determines that it has a variable interest in a VIE, the Company then evaluates if it is the primary beneficiary of the VIE. The evaluation is a qualitative assessment as to whether the Company has the ability to direct the activities of a VIE that most significantly impact the entity’s economic performance. The Company consolidates a VIE if it is considered to be the primary beneficiary.

Assets and liabilities of VIEs for which the Company is the primary beneficiary were not significant to the Company’s consolidated financial statements. VIE creditors do not have recourse against the general credit of the Company.

Use of Estimates

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Hierarchy

Fair value hierarchy - The Company utilizes the three-level valuation hierarchy for the recognition and disclosure of fair value measurements. The categorization of assets and liabilities within this hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy consist of the following:

•	Level 1 - Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
•

Level 2 - Inputs to the valuation methodology are quoted prices for similar assets and liabilities in active markets, quoted prices in markets that are not active or inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the instrument.

Level 3 - Inputs to the valuation methodology are unobservable inputs based upon management’s best estimate of inputs market participants could use in pricing the asset or liability at the measurement date, including assumptions about risk.

Cash and Cash Equivalents

Cash and cash equivalents - Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased. The Company invests in short-term money market funds, commercial paper and time deposits, as well as other debt securities that are classified as cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash. These investments are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices.

Restricted Cash

Restricted cash - As of December 31, 2017 and 2016, the Company had $190 million and $149 million, respectively, of restricted cash held in a trust in its insurance captive to satisfy collateral requirements associated with the assignment of certain insurance policies. Such amounts are included in other assets in the consolidated balance sheets. Additionally, as of December 31, 2017, the Company had $14 million of restricted cash held in escrow accounts in connection with certain recent acquisitions. Such amounts are included in other current assets in the consolidated balance sheets. All restricted cash is invested in time deposits which are classified within Level 1 of the fair value hierarchy.

Short-term Investments

Short-term investments - The Company’s short-term investments consist of certificates of deposit with initial maturities of greater than three months when purchased that mature in less than one year from the balance sheet date. These investments, which were classified as available-for-sale within Level 1 of the fair value hierarchy, were carried at fair value, which approximated their historical cost at December 31, 2017 and 2016.

Fair Value of Financial Instruments

Fair value of financial instruments - As of December 31, 2017, the Company’s financial instruments include cash and cash equivalents, short-term and long-term investments, accounts receivable, accounts payable and short-term debt approximate their fair value due to the nature of these financial instruments. The carrying amount and estimated fair value of total long-term debt was $25.7 billion and $26.8 billion, respectively, as of December 31, 2017. The fair value of the Company’s long-term debt was estimated based on quoted rates currently offered in active markets for the Company’s debt, which is considered Level 1 of the fair value hierarchy.

Derivative Financial Instruments

Derivative financial instruments - The Company is exposed to interest rate risk and management considers it prudent to periodically reduce the Company’s exposure to cash flow variability resulting from interest rate fluctuations. In December 2017, the Company entered into several interest rate swap transactions. These agreements were designated as cash flow hedges and were used to hedge the exposure to variability in future cash flows resulting from changes in interest rates related to the anticipated issuance of long-term debt in connection with the proposed acquisition of Aetna Inc. (“Aetna”). The interest rate swaps had notional amounts totaling $4.75 billion. At December 31, 2017, the fair value of these agreements were a $5 million asset recorded in other current assets and a $23 million liability recorded in accrued expenses. The fair value of these derivative financial instruments was determined using quoted prices in markets that are not active or inputs that are observable for the asset or liability and therefore they are classified as Level 2 in the fair value hierarchy. The Company has deferred gains and losses in accumulated other comprehensive income which are expected to be reclassified to interest expense over the life of the underlying forecasted debt. The hedges are expected to be highly effective; therefore, no ineffectiveness was recognized in earnings. There were no outstanding derivative financial instruments as of December 31, 2016.

Foreign Currency Translation and Transactions

Foreign currency translation and transactions - For local currency functional currency, assets and liabilities are translated at end-of-period rates while revenues and expenses are translated at average rates in effect during the period. Equity is translated at historical rates and the resulting cumulative translation adjustments are included as a component of accumulated other comprehensive income (loss).

For U.S. dollar functional currency locations, foreign currency assets and liabilities are remeasured into U.S. dollars at end-of-period exchange rates, except for nonmonetary balance sheet accounts, which are remeasured at historical exchange rates. Revenue and expense are remeasured at average exchange rates in effect during each period, except for those expenses related to the nonmonetary balance sheet amounts, which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in income.

Gains and losses arising from foreign currency transactions and the effects of remeasurements were not material for all periods presented.

Accounts Receivable

Accounts receivable - Accounts receivable are stated net of an allowance for doubtful accounts. The accounts receivable balance primarily includes amounts due from third party providers (e.g., pharmacy benefit managers, insurance companies, governmental agencies and long-term care facilities), clients, members and private pay customers, as well as vendors and manufacturers. Charges to bad debt are based on both historical write-offs and specifically identified receivables.

The activity in the allowance for doubtful accounts receivable for the years ended December 31 is as follows:

In millions	2017	2016	2015
Beginning balance	$286	$161	$256
Additions charged to bad debt expense	177	221	216
Write-offs charged to allowance	(156)	(96)	(311)
Ending balance	$307	$286	$161

Inventories

Inventories - Inventories are stated at the lower of weighted average cost or market. Physical inventory counts are taken on a regular basis in each retail store and long-term care pharmacy and a continuous cycle count process is the primary procedure used to validate the inventory balances on hand in each distribution center and mail facility to ensure that the amounts reflected in the accompanying consolidated financial statements are properly stated. During the interim period between physical inventory counts, the Company accrues for anticipated physical inventory losses on a location-by-location basis based on historical results and current trends.

Property and Equipment

Property and equipment - Property, equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives of the assets, or when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 10 to 40 years for buildings,  building improvements and leasehold improvements and 3 to 10 years for fixtures,  equipment and internally developed software. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated. Application development stage costs for significant internally developed software projects are capitalized and depreciated.

The following are the components of property and equipment at December 31:

In millions	2017	2016
Land	$1,707	$1,734
Building and improvements	3,343	3,226
Fixtures and equipment	11,963	10,956
Leasehold improvements	4,793	4,494
Software	2,484	2,392
	24,290	22,802
Accumulated depreciation and amortization	(13,998)	(12,627)
Property and equipment, net	$10,292	$10,175

The gross amount of property and equipment under capital leases was $588 million and $547 million as of December 31, 2017 and 2016, respectively. Accumulated amortization of property and equipment under capital lease was $140 million and $119 million as of December 31, 2017 and 2016, respectively. Amortization of property and equipment under capital lease is included within depreciation expense. Depreciation expense totaled $1.7 billion in both 2017 and 2016, and $1.5 billion in 2015.

Goodwill and Other Indefinitely-lived Assets

Goodwill and other indefinitely-lived assets - Goodwill and other indefinitely-lived assets are not amortized, but are subject to impairment reviews annually, or more frequently if necessary. See Note 3 “Goodwill and Other Intangibles” for additional information on goodwill and other indefinitely-lived assets.

Intangible Assets

Intangible assets - Purchased customer contracts and relationships are amortized on a straight-line basis over their estimated useful lives between 9 and 20 years. Purchased customer lists are amortized on a straight-line basis over their estimated useful lives of up to 10 years. Purchased leases are amortized on a straight-line basis over the remaining life of the lease. See Note 3 “Goodwill and Other Intangibles” for additional information about intangible assets.

Impairment of Long-lived Assets

Impairment of long-lived assets - The Company groups and evaluates fixed and finite-lived intangible assets for impairment at the lowest level at which individual cash flows can be identified, whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If indicators of impairment are present, the Company first compares the carrying amount of the asset group to the estimated future cash flows associated with the asset group (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset group, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset group to the asset group’s estimated future cash flows (discounted and with interest charges). If required, an impairment loss is recorded for the portion of the asset group’s carrying value that exceeds the asset group’s estimated future cash flows (discounted and with interest charges).

Redeemable Noncontrolling Interest

Redeemable noncontrolling interest - As a result of the acquisition of Omnicare in 2015, the Company obtained a 73% ownership interest in a limited liability company (“LLC”). Due to the change in control in Omnicare, the noncontrolling member of the LLC had the contractual right to put its membership interest to the Company at fair value. Consequently, the noncontrolling interest in the LLC was recorded as a redeemable noncontrolling interest at fair value. During 2016, the noncontrolling shareholder of the LLC exercised its option to sell its ownership interest and the Company purchased the noncontrolling interest in the LLC for approximately $39 million.

Below is a summary of the changes in redeemable noncontrolling interest for the years ended December 31:

In millions	2016	2015
Beginning balance	$39	$—
Acquisition of noncontrolling interest	—	39
Net income attributable to noncontrolling interest	1	1
Distributions	(2)	(1)
Purchase of noncontrolling interest	(39)	—
Reclassification to capital surplus in connection with purchase of noncontrolling interest	1	—
Ending balance	$—	$39

Revenue Recognition

Revenue Recognition

Pharmacy Services Segment

The PSS sells prescription drugs directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network. The PSS recognizes revenue from prescription drugs sold by its mail service dispensing pharmacies and under retail pharmacy network contracts where it is the principal using the gross method at the contract prices negotiated with its clients. Net revenues include: (i) the portion of the price the client pays directly to the PSS, net of any volume-related or other discounts paid back to the client (see “Drug Discounts” below), (ii) the price paid to the PSS by client plan members for mail order prescriptions (“Mail Co-Payments”) and the price paid to retail network pharmacies by client plan members for retail prescriptions (“Retail Co-Payments”), and (iii) administrative fees for retail pharmacy network contracts where the PSS is not the principal as discussed below. Sales taxes are not included in revenue.

Revenue is recognized when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the seller’s price to the buyer is fixed or determinable, and (iv) collectability is reasonably assured. The following revenue recognition policies have been established for the PSS:

•

Revenues generated from prescription drugs sold by mail service dispensing pharmacies are recognized when the prescription is delivered. At the time of delivery, the PSS has performed substantially all of its obligations under its client contracts and does not experience a significant level of returns or reshipments.

•

Revenues generated from prescription drugs sold by third party pharmacies in the PSS’ retail pharmacy network and associated administrative fees are recognized at the PSS’ point-of-sale, which is when the claim is adjudicated by the PSS online claims processing system.

The PSS determines whether it is the principal or agent for its retail pharmacy network transactions on a contract by contract basis. In the majority of its contracts, the PSS has determined it is the principal due to it: (i) being the primary obligor in the arrangement, (ii) having latitude in establishing the price, changing the product or performing part of the service, (iii) having discretion in supplier selection, (iv) having involvement in the determination of product or service specifications, and (v) having credit risk. The PSS’ obligations under its client contracts for which revenues are reported using the gross method are separate and distinct from its obligations to the third party pharmacies included in its retail pharmacy network contracts. Pursuant to these contracts, the PSS is contractually required to pay the third party pharmacies in its retail pharmacy network for products sold, regardless of whether the PSS is paid by its clients. The PSS’ responsibilities under its client contracts typically include validating eligibility and coverage levels, communicating the prescription price and the co-payments due to the third party retail pharmacy, identifying possible adverse drug interactions for the pharmacist to address with the prescriber prior to dispensing, suggesting generic alternatives where clinically appropriate and approving the prescription for dispensing. Although the PSS does not have credit risk with respect to Retail Co-Payments or inventory risk related to retail network claims, management believes that all of the other applicable indicators of gross revenue reporting are present. For contracts under which the PSS acts as an agent, revenue is recognized using the net method.

Drug Discounts - The PSS deducts from its revenues any rebates, inclusive of discounts and fees, earned by its clients. Rebates are paid to clients in accordance with the terms of client contracts, which are normally based on fixed rebates per prescription for specific products dispensed or a percentage of manufacturer discounts received for specific products dispensed. The liability for rebates due to clients is included in “Claims and discounts payable” in the accompanying consolidated balance sheets.

Medicare Part D - The PSS, through its SilverScript subsidiary, participates in the federal government’s Medicare Part D program as a Prescription Drug Plan (“PDP”). Net revenues include insurance premiums earned by the PDP, which are determined based on the PDP’s annual bid and related contractual arrangements with the Centers for Medicare and Medicaid Services (“CMS”). The insurance premiums include a direct premium paid by CMS and a beneficiary premium, which is the responsibility of the PDP member, but which is subsidized by CMS in the case of low-income members. Premiums collected in advance are initially deferred in accrued expenses and are then recognized in net revenues over the period in which members are entitled to receive benefits.

In addition to these premiums, net revenues include co-payments, coverage gap benefits, deductibles and co-insurance (collectively, the “Member Co-Payments”) related to PDP members’ actual prescription claims. In certain cases, CMS subsidizes a portion of these Member Co-Payments and pays the PSS an estimated prospective Member Co-Payment subsidy amount each month. The prospective Member Co-Payment subsidy amounts received from CMS are also included in net revenues. SilverScript assumes no risk for these amounts. If the prospective Member Co-Payment subsidies received differ from the amounts based on actual prescription claims, the difference is recorded in either accounts receivable or accrued expenses.

The PSS accounts for CMS obligations and Member Co-Payments (including the amounts subsidized by CMS) using the gross method consistent with its revenue recognition policies for Mail Co-Payments and Retail Co-Payments (discussed previously in this document).

Retail/LTC Segment

Retail Pharmacy - The retail drugstores recognize revenue at the time the customer takes possession of the merchandise. Customer returns are not material. Revenue generated from the performance of services in the RLS’ health care clinics is recognized at the time the services are performed. Sales taxes are not included in revenue.

Long-term Care - Revenue is recognized when products are delivered or services are rendered or provided to the customer, prices are fixed and determinable, and collection is reasonably assured. A significant portion of the revenues from sales of pharmaceutical and medical products are reimbursed by the federal Medicare Part D program and, to a lesser extent, state Medicaid programs. Payments for services rendered to patients covered by these programs are generally less than billed charges. The Company monitors its revenues and receivables from these reimbursement sources, as well as other third party insurance payors, and record an estimated contractual allowance for sales and receivable balances at the revenue recognition date, to properly account for anticipated differences between billed and reimbursed amounts. Accordingly, the total net sales and receivables reported in the Company’s consolidated financial statements are recorded at the amount expected to be ultimately received from these payors. Since billing functions for a portion of the Company’s revenue systems are largely computerized, enabling on-line adjudication at the time of sale to record net revenues, the Company’s exposure in connection with estimating contractual allowance adjustments is limited primarily to unbilled and initially rejected Medicare, Medicaid and third party claims (typically approved for reimbursement once additional information is provided to the payor). For the remaining portion of the Company’s revenue systems, the contractual allowance is estimated for all billed, unbilled and initially rejected Medicare, Medicaid and third party claims. The Company evaluates several criteria in developing the estimated contractual allowances on a monthly basis, including historical trends based on actual claims paid, current contract and reimbursement terms, and changes in customer base and payor/product mix. Contractual allowance estimates are adjusted to actual amounts as cash is received and claims are settled, and the aggregate impact of these resulting adjustments was not significant to our results of operations for any of the periods presented.

Patient co-payments associated with Medicare Part D, certain state Medicaid programs, Medicare Part B and certain third party payors are typically not collected at the time products are delivered or services are rendered, but are billed to the individuals as part of our normal billing procedures and subject to our normal accounts receivable collections procedures.

Health Care Clinics - For services provided by our health care clinics, revenue recognition occurs for completed services provided to patients, with adjustments taken for third party payor contractual obligations and patient direct bill historical collection rates.

Loyalty Program - The Company’s customer loyalty program, ExtraCare®, is comprised of two components, ExtraSavingsTM and ExtraBucks® Rewards. ExtraSavings coupons redeemed by customers are recorded as a reduction of revenue when redeemed. ExtraBucks Rewards are accrued as a charge to cost of revenues when earned, net of estimated breakage. The Company determines breakage based on historical redemption patterns.

See Note 13 “Segment Reporting” for additional information about the revenues of the Company’s business segments.

Cost of Revenues

Cost of revenues

Pharmacy Services Segment - The PSS’ cost of revenues includes: (i) the cost of prescription drugs sold during the reporting period directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network, (ii) shipping and handling costs, and (iii) the operating costs of its mail service dispensing pharmacies and client service operations and related information technology support costs including depreciation and amortization. The cost of prescription drugs sold component of cost of revenues includes: (i) the cost of the prescription drugs purchased from manufacturers or distributors and shipped to members in clients’ benefit plans from the PSS’ mail service dispensing pharmacies, net of any volume-related or other discounts (see “Vendor allowances and purchase discounts” below) and (ii) the cost of prescription drugs sold (including Retail Co-Payments) through the PSS’ retail pharmacy network under contracts where it is the principal, net of any volume-related or other discounts.

Retail/LTC Segment - The RLS’ cost of revenues includes: the cost of merchandise sold during the reporting period and the related purchasing costs, warehousing and delivery costs (including depreciation and amortization) and actual and estimated inventory losses.

See Note 13 “Segment Reporting” for additional information about the cost of revenues of the Company’s business segments.

Vendor Allowances and Purchase Discounts

Vendor allowances and purchase discounts

The Company accounts for vendor allowances and purchase discounts as follows:

Pharmacy Services Segment - The PSS receives purchase discounts on products purchased. The PSS’ contractual arrangements with vendors, including manufacturers, wholesalers and retail pharmacies, normally provide for the PSS to receive purchase discounts from established list prices in one, or a combination, of the following forms: (i) a direct discount at the time of purchase, (ii) a discount for the prompt payment of invoices, or (iii) when products are purchased indirectly from a manufacturer (e.g., through a wholesaler or retail pharmacy), a discount (or rebate) paid subsequent to dispensing. These rebates are recognized when prescriptions are dispensed and are generally calculated and billed to manufacturers within 30 days of the end of each completed quarter. Historically, the effect of adjustments resulting from the reconciliation of rebates recognized to the amounts billed and collected has not been material to the PSS’ results of operations. The PSS accounts for the effect of any such differences as a change in accounting estimate in the period the reconciliation is completed. The PSS also receives additional discounts under its wholesaler contracts if it exceeds contractually defined annual purchase volumes. In addition, the PSS receives fees from pharmaceutical manufacturers for administrative services. Purchase discounts and administrative service fees are recorded as a reduction of “Cost of revenues”.

Retail/LTC Segment - Vendor allowances received by the RLS reduce the carrying cost of inventory and are recognized in cost of revenues when the related inventory is sold, unless they are specifically identified as a reimbursement of incremental costs for promotional programs and/or other services provided. Amounts that are directly linked to advertising commitments are recognized as a reduction of advertising expense (included in operating expenses) when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of revenues over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of revenues on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying consolidated financial statements.

Insurance

Insurance - The Company is self-insured for certain losses related to general liability, workers’ compensation and auto liability. The Company obtains third party insurance coverage to limit exposure from these claims. The Company is also self-insured for certain losses related to health and medical liabilities. The Company’s self-insurance accruals, which include reported claims and claims incurred but not reported, are calculated using standard insurance industry actuarial assumptions and the Company’s historical claims experience.

Facility Opening and Closing Costs

Facility opening and closing costs - New facility opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a facility, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense. The long-term portion of the lease obligations associated with facility closings was $306 million and $181 million in 2017 and 2016, respectively.

Advertising Costs

Advertising costs - Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding (included in operating expenses), were $230 million, $216 million and $221 million in 2017, 2016 and 2015, respectively.

Interest Expense, Net

Interest expense, net - The following are the components of net interest expense for the years ended December 31:

In millions	2017	2016	2015
Interest expense	$1,062	$1,078	$859
Interest income	(21)	(20)	(21)
Interest expense, net	$1,041	$1,058	$838

Capitalized interest totaled $8 million, $13 million and $12 million in 2017, 2016 and 2015, respectively.

Shares Held in Trust

Shares held in trust - The Company maintains grantor trusts, which held approximately one million shares of its common stock at December 31, 2017 and 2016, respectively. These shares are designated for use under various employee compensation plans. Since the Company holds these shares, they are excluded from the computation of basic and diluted shares outstanding.

Accumulated Other Comprehensive Income

Accumulated other comprehensive income - Accumulated other comprehensive income (loss) consists of changes in the net actuarial gains and losses associated with pension and other postretirement benefit plans, net losses on cash flow hedge derivative instruments associated with forecasted debt issuances, and foreign currency translation adjustments. The amount included in accumulated other comprehensive loss related to the Company’s pension and postretirement plans was $34 million pre-tax ($21 million after-tax) as of December 31, 2017 and $284 million pre-tax ($173 million after-tax) as of December 31, 2016. The net impact on cash flow hedges totaled $24 million pre-tax ($15 million after-tax) and $9 million pre-tax ($5 million after-tax) as of December 31, 2017 and 2016, respectively. Cumulative foreign currency translation adjustments at December 31, 2017 and 2016 were $129 million and $127 million, respectively.

Changes in accumulated other comprehensive income (loss) by component are shown below:

	Year Ended December 31, 2017 (1)
			Pension and
		Losses on	Other
	Foreign	Cash Flow	Postretirement
In millions	Currency	Hedges	Benefits	Total
Balance, December 31, 2016	$(127)	$(5)	$(173)	$(305)
Other comprehensive loss before reclassifications	(2)	(11)	—	(13)
Amounts reclassified from accumulated other comprehensive income (2)	—	1	152	153
Net other comprehensive income (loss)	(2)	(10)	152	140
Balance, December 31, 2017	$(129)	$(15)	$(21)	$(165)

	Year Ended December 31, 2016 (1)
			Pension and
		Losses on	Other
	Foreign	Cash Flow	Postretirement
	Currency	Hedges	Benefits	Total
Balance, December 31, 2015	$(165)	$(7)	$(186)	$(358)
Other comprehensive income before reclassifications	38	—	—	38
Amounts reclassified from accumulated other comprehensive income (2)	—	2	13	15
Net other comprehensive income	38	2	13	53
Balance, December 31, 2016	$(127)	$(5)	$(173)	$(305)
(1)	All amounts are net of tax.

The amounts reclassified from accumulated other comprehensive income for cash flow hedges are recorded within interest expense, net on the consolidated statement of income. The amounts reclassified from accumulated other comprehensive income for pension and other postretirement benefits are included in other expense on the consolidated statement of income.

Stock-based Compensation

Stock-based compensation - Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable requisite service period of the stock award (generally 3 to 5 years) using the straight-line method.

Variable Interest Entity

Variable interest entity - In 2014, the Company and Cardinal Health, Inc. (“Cardinal”) established Red Oak Sourcing, LLC (“Red Oak”), a generic pharmaceutical sourcing entity in which the Company and Cardinal each own 50%. The Red Oak arrangement has an initial term of ten years. Under this arrangement, the Company and Cardinal contributed their sourcing and supply chain expertise to Red Oak and agreed to source and negotiate generic pharmaceutical supply contracts for both companies through Red Oak; however, Red Oak does not own or hold inventory on behalf of either company. No physical assets (e.g., property and equipment) were contributed to Red Oak by either company and minimal funding was provided to capitalize Red Oak.

The Company has determined that it is the primary beneficiary of this variable interest entity because it has the ability to direct the activities of Red Oak. Consequently, the Company consolidates Red Oak in its consolidated financial statements within the Retail/LTC Segment.

Cardinal is required to pay the Company 39 quarterly payments beginning in October 2014. As milestones are met, the quarterly payments increase. The Company received approximately $183 million, $163 million and $122 million from Cardinal during the years ended December 31, 2017, 2016 and 2015, respectively. The payments reduce the Company’s carrying value of inventory and are recognized in cost of revenues when the related inventory is sold. Revenues associated with Red Oak expenses reimbursed by Cardinal for the years ended December 31, 2017, 2016 and 2015, as well as amounts due to or due from Cardinal at December 31, 2017 and 2016 were immaterial.

Related Party Transactions

Related party transactions - The Company has an equity method investment in SureScripts, LLC (“SureScripts”), which operates a clinical health information network. The Pharmacy Services and Retail/LTC segments utilize this clinical health information network in providing services to its client plan members and retail customers. The Company expensed fees of approximately $35 million, $39 million and $50 million in the years ended December 31, 2017, 2016 and 2015, respectively, for the use of this network. The Company’s investment in and equity in earnings of SureScripts for all periods presented is immaterial.

The Company has an equity method investment in Heartland Healthcare Services (“Heartland”). Heartland operates several long-term care pharmacies in four states. Heartland paid the Company approximately $139 million, $140 million and $25 million for pharmaceutical inventory purchases during the years ended December 31, 2017, 2016 and 2015, respectively. Additionally, the Company performs certain collection functions for Heartland and then passes those customer cash collections to Heartland. The Company’s investment in and equity in earnings of Heartland as of and for the years ended December 31, 2016 and 2015 is immaterial.

In 2016, the Company made charitable contributions of $32 million to the CVS Foundation (the “Foundation”) to fund future giving. The Foundation is an unconsolidated non-profit entity managed by employees of the Company that focuses on health, education and community involvement programs. The charitable contributions were recorded as operating expenses in the Company’s consolidated statement of income for the year ended December 31, 2016.

Income Taxes

Income taxes - The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year or years in which the differences are expected to reverse. The effect of a change in the tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

On December 22, 2017, the President signed into law the “Tax Cuts and Jobs Act” (the “TCJA”). Among numerous changes to existing tax laws, the TCJA permanently reduces the federal corporate income tax rate from 35% to 21% effective January 1, 2018. The effects on deferred tax balances of changes in tax rates are required to be taken into consideration in the period in which the changes are enacted, regardless of when they are effective. As the result of the reduction of the corporate income tax rate under the TCJA, the Company estimated the revaluation of its net deferred tax liabilities and recorded a provisional noncash income tax benefit of approximately $1.5 billion for year ended December 31, 2017. The Company has not completed all of its processes to determine the TCJA’s final impact. The final impact may differ from this provisional amount due to, among other things, changes in interpretations and assumptions the Company has made thus far and the issuance of additional regulatory or other guidance. The accounting is expected to be completed by the time the 2017 federal income tax return is filed in 2018.

The Company recognizes net deferred tax assets to the extent that it believes these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies, and results of recent operations. To the extent that the Company does not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established.

The Company records uncertain tax positions on the basis of a two-step process whereby (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50% likely to be realized upon ultimate settlement with the related tax authority.

Interest and/or penalties related to uncertain tax positions are recognized in income tax expense.

Discontinued Operations

Discontinued operations - In connection with certain business dispositions completed between 1991 and 1997, the Company retained guarantees on store lease obligations for a number of former subsidiaries, including Bob’s Stores and Linens ‘n Things which filed for bankruptcy in 2016 and 2008, respectively. Additionally, the Company’s recently acquired Bluegrass Pharmacy is considered held for sale and is included in discontinued operations (see Note 2 “Acquisitions” for additional information). The Company’s loss from discontinued operations in 2017 and 2016 primarily includes lease-related costs which the Company believes it will likely be required to satisfy pursuant to its lease guarantees. The Company’s income from discontinued operations in 2015 of $9 million, net of tax, was related to the release of certain store lease guarantees due to a settlement with a landlord. See Note 12 “Commitments and Contingencies” of the consolidated financial statements.

Below is a summary of the results of discontinued operations for the years ended December 31:

In millions	2017	2016	2015
Income (loss) from discontinued operations	$(13)	$(2)	$15
Income tax benefit (expense)	5	1	(6)
Income (loss) from discontinued operations, net of tax	$(8)	$(1)	$9

Earnings Per Common Share

Earnings per common share - Earnings per share is computed using the two-class method. Options to purchase 10.4 million, 6.7 million and 2.7 million shares of common stock were outstanding as of December 31, 2017, 2016 and 2015, respectively, but were not included in the calculation of diluted earnings per share because the options’ exercise prices were greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

New Accounting Pronouncements

New accounting pronouncements recently adopted - In July 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-11, Inventory, which amends Accounting Standard Codification (“ASC”) Topic 330. This ASU simplifies current accounting treatments by requiring entities to measure most inventories at “the lower of cost and net realizable value” rather than using lower of cost or market. This guidance does not apply to inventories measured using the last-in, first-out method or the retail inventory method. The Company adopted this standard effective January 1, 2017. The adoption of this new guidance did not have any impact on the Company’s consolidated results of operations, financial position or cash flows.

In March 2016, the FASB issued ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, which amends the accounting for certain aspects of shared-based payments to employees in ASC Topic 718, Compensation - Stock Compensation. The new guidance eliminates the accounting for any excess tax benefits and deficiencies through equity, and requires all excess tax benefits and deficiencies related to employee share-based compensation arrangements to be recorded in the income statement. This aspect of the guidance is required to be applied prospectively. The guidance also requires the presentation of excess tax benefits on the statement of cash flows as an operating activity rather than a financing activity, a change which may be applied prospectively or retrospectively. The guidance further provides an accounting policy election to account for forfeitures as they occur rather than utilizing the estimated amount of forfeitures at the time of issuance. The Company adopted this guidance effective January 1, 2017. The primary impact of adopting this guidance was the recognition of excess tax benefits in the income statement instead of recognizing them in equity. This income statement guidance was adopted on a prospective basis. As a result, a discrete tax benefit of $53 million was recognized in the income tax provision in the year ended December 31, 2017.

The Company elected to retrospectively adopt the guidance on the presentation of excess tax benefits in the statement of cash flows. The following is a reconciliation of the effect of the resulting reclassification of the excess tax benefits on the Company’s consolidated statements of cash flows for the years ended December 31, 2016 and 2015:

	As Previously
In millions	Reported	Adjustments	As Revised
Year Ended December 31, 2016:
Cash paid to other suppliers and employees	$(15,550)	$72	$(15,478)
Net cash provided by operating activities	10,069	72	10,141
Excess tax benefits from stock-based compensation	72	(72)	—
Net cash used in financing activities	(6,689)	(72)	(6,761)
Reconciliation of net income to net cash provided by operating activities:
Accrued expenses	59	72	131
Year Ended December 31, 2015:
Cash paid to other suppliers and employees	(14,162)	127	(14,035)
Net cash provided by operating activities	8,412	127	8,539
Excess tax benefits from stock-based compensation	127	(127)	—
Net cash provided by financing activities	5,006	(127)	4,879
Reconciliation of net income to net cash provided by operating activities:
Accrued expenses	765	127	892

The Company elected to continue to estimate forfeitures expected to occur to determine the amount of compensation cost to be recognized in each period. None of the other provisions in this guidance had a material impact on the Company’s consolidated financial statements.

In March 2017, the FASB issued ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which amends ASC Topic 715, Compensation – Retirement Benefits. ASU 2017-07 requires entities to disaggregate the current service cost component from the other components of net benefit cost and present it with other current compensation costs for related employees in the income statement and present the other components of net benefit cost elsewhere in the income statement and outside of operating income. Only the service cost component of net benefit cost is eligible for capitalization. The guidance is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted as of the beginning of any annual periods for which an entity’s financial statements have not been issued. Entities are required to retrospectively apply the requirement for a separate presentation in the income statement of service costs and other components of net benefit cost and prospectively adopt the requirement to limit the capitalization of benefit costs to the service component. The Company adopted the income statement presentation aspects of this new guidance on a retrospective basis effective January 1, 2017. Nearly all of the Company’s net benefit costs for the Company’s defined benefit pension and postretirement plans do not contain a service cost component as most of these defined benefit plans have been frozen for an extended period of time.

The following is a reconciliation of the effect of the reclassification of the net benefit cost from operating expenses to other expense in the Company’s consolidated statements of income for the years ended December 31 2016 and 2015:

	As Previously
In millions	Reported	Adjustments	As Revised
Year Ended December 31, 2016:
Operating expenses	$18,519	$(28)	$18,491
Operating profit	10,338	28	10,366
Other expense	—	28	28
Year Ended December 31, 2015:
Operating expenses	17,074	(21)	17,053
Operating profit	9,454	21	9,475
Other expense	—	21	21

In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment, which amends ASC Topic 350, Intangibles – Goodwill and Other. This ASU requires the Company to perform its annual, or applicable interim, goodwill impairment test by comparing the fair value of each reporting unit with its carrying amount. An impairment charge must be recognized at the amount by which the carrying amount exceeds the fair value of the reporting unit; however, the charge recognized should not exceed the total amount of goodwill allocated to that reporting unit. Income tax effects resulting from any tax deductible goodwill should be considered when measuring a goodwill impairment charge, if applicable. The guidance in ASU 2017-04 is effective for annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2019. The Company elected to early adopt this standard as of January 1, 2017. At the date of adoption of this new guidance, the guidance did not have any impact on the Company’s consolidated results of operations, financial position or cash flows.

In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities, which amends ASC Topic 815, Derivative and Hedging. ASU 2017-12 expands an entity’s ability to hedge nonfinancial and financial risk components and reduces complexity in fair value hedges of interest rate risk. It eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. ASU 2017-12 also eases certain documentation and assessment requirements and modifies the accounting for components excluded from the assessment of hedge effectiveness. The guidance is effective for fiscal years beginning after December 15, 2018, and interims periods with those years. Early adoption is permitted. The guidance with respect to cash flow and net investment hedge relationships existing on the date of adoption must be applied on a modified retrospective basis, and the new presentation and disclosure requirements must be applied on a prospective basis. The Company elected to early adopt this standard as of October 1, 2017. As the date of adoption of this new guidance, the guidance did not have any impact on the Company’s consolidated results of operations, financial position or cash flows since the Company did not have any outstanding derivative instruments at that time.

New accounting pronouncements not yet adopted - In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 outlines a single comprehensive model for companies to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. In March 2016, the FASB issued ASU 2016-08, “Principal Versus Agent Considerations (Reporting Revenue Gross Versus Net),” which amends the principal-versus-agent implementation guidance and in April 2016 the FASB issued ASU 2016-10, “Identifying Performance Obligations and Licensing,” which amends the guidance in those areas in the new revenue recognition standard. The new revenue standard is effective for annual reporting periods (including interim reporting periods within those periods) beginning January 1, 2018. The Company does not expect that the implementation of the new standard will have a material effect on the Company's consolidated results of operations, cash flows or financial position. The new standard will however require more extensive revenue-related disclosures. The Company has identified one difference in its Retail/LTC Segment related to the accounting for its ExtraBucks Rewards customer loyalty program, which is currently accounted for under a cost deferral method. Under the new standard, this program will be accounted for under a revenue deferral method. On January 1, 2018, the Company adopted the new revenue standard on a modified retrospective basis and recorded an after-tax transition adjustment to reduce retained earnings as of January 1, 2018 by approximately $13 million.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of financial Assets and Financial Liabilities. This ASU requires equity investments, except those under the equity method of accounting or those that result in the consolidation of an investee, to be measured at fair value with changes in fair value recognized in net income. However, an entity may choose to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer. This simplifies the impairment assessment of equity investments previously held at cost. Separate presentation of financial assets and liabilities by measurement category is required. The guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted for fiscal years or interim periods that have not yet been issued as of the beginning of the fiscal year of adoption. Entities are required to apply the guidance retrospectively, with the exception of the amendments related to equity investments without readily determinable fair values, which must be applied on a prospective basis. The Company is evaluating the effect of adopting this guidance but does not expect the adoption to have a material impact on the Company’s consolidated results of operations.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). Lessees will be required to recognize a right-of-use asset and a lease liability for virtually all of their leases (other than leases that meet the definition of a short-term lease). The liability will be equal to the present value of lease payments. The asset will be based on the liability, subject to adjustment, such as for initial direct costs. For income statement purposes, a dual model was retained, requiring leases to be classified as either operating or finance leases. Operating leases will result in straight-line expense (similar to current operating leases) while finance leases will result in a front-loaded expense pattern (similar to current capital leases). Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model (e.g., certain definitions, such as initial direct costs, have been updated) and the new revenue recognition standard. The standard is effective for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Company believes that the new standard will have a material impact on its consolidated balance sheet. The Company is currently evaluating the effect that implementation of this standard will have on the Company’s consolidated results of operations, cash flows, financial position and related disclosures.

In August 2016, the FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 is intended to add or clarify guidance on the classification of certain cash receipts and payments in the statement of cash flows and to eliminate the diversity in practice related to such classifications. The guidance in ASU 2016-15 is required for annual reporting periods beginning after December 15, 2017, with early adoption permitted. The Company is evaluating the effect of adopting this guidance but does not expect the adoption will have a material impact on the Company’s consolidated cash flows.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, which amends ASC Topic 230. This ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. As a result, entities will no longer be required to present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. When cash, cash equivalents, restricted cash and restricted cash equivalents are presented in more than one line item on the balance sheet, the new guidance requires a reconciliation of the totals in the statement of cash flows to the related captions in the balance sheet. Entities will also have to disclose the nature of their restricted cash and restricted cash equivalent balances. The guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted. Entities are required to apply the guidance retrospectively. The Company is evaluating the effect of adopting this guidance but does not expect the adoption will have a material impact on the Company’s consolidated cash flows.